UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2017

SoOum Corp.

(Name of small business in its charter)

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Minnesota	000-7475	41-0831186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1533 Vernon Rd CR 3140 #7 Vernon, AZ 85940
(Address of principal executive offices)

Registrant's telephone number:  (480) 287-6675

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02- Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2018 the Board of Directors accepted the resignation of Mr. Luis J. Vega from the Board of Directors and from all other positions with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOOUM CORP.
Dated: April 16, 2018	By:	/s/ William Westbrook William Westbrook
	Title:	President